Prepaid Expenses and Other Current Assets - Schedule (Tables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 2,512	$ 1,429
Insurance claims receivable, net	918	1,497
Deferred insurance premiums	1,345	1,635
Prepaid charter-in hire	4	112
Advances to suppliers	631	550
Other	3,375	3,746
Total prepaid expenses and other current assets	$ 8,785	$ 8,969